Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)            |    |

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Worldwide Inc.

(Exact name of obligor as specified in its charter)

Delaware, United States	90-0427472
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis, Missouri, U.S.A.	63118
(Address of principal executive offices)	(Zip code)

Anheuser-Busch Companies, LLC

(Exact name of obligor as specified in its charter)

Delaware, United States	43-1162835
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis, Missouri, U.S.A.	63118
(Address of principal executive offices)	(Zip code)

ANHEUSER-BUSCH INBEV SA/NV

(Exact name of registrant as specified in its charter)

Belgium (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Brouwerijplein 1 3000 Leuven, Belgium (Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware, United States	38-3893771
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

250 Park Avenue New York, New York, U.S.A.	10177
(Address of principal executive offices)	(Zip code)

Cobrew NV

(Exact name of registrant as specified in its charter)

Belgium	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Brouwerijplein 1 3000 Leuven, Belgium
(Address of principal executive offices)	(Zip code)

Brandbrew S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Zone Industrielle Breedewues No. 15 L-1259 Senningerberg, Luxembourg
(Address of principal executive offices)	(Zip code)

Brandbev S.à.r.l.

(Exact name of registrant as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Zone Industrielle Breedewues No. 15 L-1259 Senningerberg, Luxembourg
(Address of principal executive offices)	(Zip code)

4.900% Notes due 2046

4.700% Notes due 2036

3.650% Notes due 2026

Guarantees of 4.900% Notes due 2046

Guarantees of 4.700% Notes due 2036

and Guarantees of 3.650% Notes due 2026

(Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.

A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 28th day of March, 2019.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name: R. Tarnas
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2018, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,374
Interest-bearing balances	124,178
Securities:
Held-to-maturity securities	0
Available-for-sale securities	198,413
Equity securities with readily determinable fair values not held for trading	NR
Federal funds sold and securities
purchased under agreements to resell: Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	9,069
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	859,682
Other assets	136,256
Total assets	$1,329,972

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LIABILITIES

Deposits:
In domestic offices	2,677
Noninterest-bearing	2,677
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	226,786
Total liabilities	229,463
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	323,516
Not available
Retained earnings	777,089
Accumulated other comprehensive income	-1,096
Other equity capital components	0
Not available
Total bank equity capital	1,100,509
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,100,509
Total liabilities and equity capital	1,329,972

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty       )             CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President     )

Michael P. Scott, Managing Director          )             Directors (Trustees)

Kevin P. Caffrey, Managing Director         )

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